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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 18, 2003


                           COMMISSION FILE NO. 1-6695

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                               JO-ANN STORES, INC.
             (Exact name of Registrant as specified in its charter)


              OHIO                                       34-0720629
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


   5555 DARROW ROAD, HUDSON, OHIO                          44236
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (330) 656-2600


                                       N/A


          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE


     On August 18, 2003, Jo-Ann Stores, Inc. issued a press release, announcing that Tracey T. Travis, Senior Vice-President, Finance for Limited Brands, Inc., was elected to the Board on August 14, 2003. A copy of this press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              JO-ANN STORES, INC.
                                              (Registrant)


Date: August 18, 2003                               By: /s/ Brian P. Carney
                                                    ----------------------------
                                             Name:  Brian P.Carney
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number      Description

99.1                Press Release of Jo-Ann Stores, Inc., dated August 18, 2003.